                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     December 23, 2008
                                                --------------------------------

                               NEDAK ETHANOL, LLC
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             (Exact Name of Registrant as Specified in Its Charter)

      NEBRASKA                     333-130343                    20-0568230
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(State or Other Jurisdiction      (Commission                  (IRS Employer
    of Incorporation)             File Number)               Identification No.)

          87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska 68713
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         (Address of Principal Executive Offices)              (Zip Code)

                                 (402) 925-5570
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

  Written  communications  pursuant to Rule 425 under the Securities  Act
   (17 CFR 230.425)

  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR  240.14a-12)

  Pre-commencement  communications pursuant  to Rule  14d-2(b)  under  the
   Exchange  Act (17 CFR  240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously  Issued Financial  Statements or a Related
           Audit Report or Completed Interim Review.

     On December  19,  2008,  the audit  committee  of NEDAK  Ethanol,  LLC (the
"Company")  concluded  that  the  Company's  financial  statements  filed in its quarterly  reports for the fiscal  quarters  ending  March 31, 2008 and June 30,
2008 contained  errors and accordingly  should not be relied upon. The Company's audit committee has discussed with the Company's  independent  registered public accounting firm the information contained in this report.

     While management was preparing the Company's  quarterly report on form 10-Q for the period  ending  September  30, 2008,  they  discovered  that the Company incorrectly  accounted for the gain  recognized  from the sale of corn purchased that the  Company  was  unable  to use in  operation.  This  corn was  purchased pursuant to forward  contracts  entered into in  anticipation of commencement of operations.  The Company initially reported the gains as other income during the first and second quarters of approximately $633,000 and $258,000,  respectively.
The audit  committee  has approved  amending  the first and second  quarter 10-Q filings  due to  management's  belief  that the  gain  initially  recognized  is materially  misstated.  Company is currently in the process of  calculating  the actual amount of the misstatement and the effect on the first, second, and third quarter  financial  statements.  The amendments to the first and second quarters previously  filed 10-Qs and our  currently  delayed  third  quarter 10-Q will be filed as expeditiously as possible.

Item 9.01. Financial Statements and Exhibits.

         (d)      Exhibits

     10.1 Grain  Procurement  Agreement dated December 14, 2006 with J.E. Meuret
          Grain Co., Inc.  (incorporated  by reference to Exhibit 10.4 of Report on Form 8-K filed February 20, 2007).

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  December 23, 2008

                                       NEDAK ETHANOL, LLC

                                       By:   /s/ Jerome Fagerland
                                          --------------------------------------
                                             Jerome Fagerland
                                             President